                                                                      Exhibit 99

                                  Certification

     I, Richard W. Talarico, as Chief Executive Officer of Allin Corporation (the "Company"), certify that:

     1. to my knowledge, the Company's report on Form 10-Q for the fiscal quarter ended June 30, 2002, as filed with the United States Securities and Exchange Commission (the "Report"), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

     2. to my knowledge, the information in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

     This Certification is provided pursuant to, and only for the purposes set forth in, Section 906 of the Sarbanes-Oxley Act of 2002 and should not be relied upon for any other purpose.

August 13, 2002                             /s/ Richard W. Talarico
------------------                      -------------------------------
                                            Chief Executive Officer


                                 Certification

     I, Dean C. Praskach, as Chief Financial Officer of Allin Corporation (the "Company"), certify that:

     3. to my knowledge, the Company's report on Form 10-Q for the fiscal quarter ended June 30, 2002, as filed with the United States Securities and Exchange Commission (the "Report"), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

     4. to my knowledge, the information in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

     This Certification is provided pursuant to, and only for the purposes set forth in, Section 906 of the Sarbanes-Oxley Act of 2002 and should not be relied upon for any other purpose.

August 13, 2002                             /s/ Dean C. Praskach
------------------                      -------------------------------
                                            Chief Financial Officer